THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2020)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS

EXECUTIVE VARIABLE UNIVERSAL LIFE – II

Effective June 7, 2021, the Northwestern Mutual Strength and Stability Account will be available for allocations under your policy.

Accordingly the first paragraph of “The Fixed Option (NM Strength and Stability Account)” section of your prospectus is hereby replaced in its entirety with the following:

The Policy allows you to allocate money to a fixed interest crediting option (the “NM Strength and Stability Account” or “SAS Account”) subject to certain restrictions as discussed below. Currently, amounts may be allocated or transferred to the SAS Account beginning June 7, 2021, which may be earlier than the SAS Availability Date indicated in your Policy. The principal and interest credited to amounts in the SAS Account are guaranteed by the Company and are subject to the claims-paying ability of the Company. The effective date of a transfer or allocation to the SAS Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined (i.e., as of a Valuation Date). Please note that amounts in the SAS Account may not be transferred from the SAS Account to the Divisions. You should carefully consider whether the SAS Account is suitable for you in light of your investment objectives and liquidity needs. You should consult your Financial Representative.

This supplement is dated March 11, 2021

Please read this Supplement carefully and keep it with your Prospectus for future reference.